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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    July 29, 1999



                               WESTERN BEEF, INC.
             (Exact name of registrant as specified in its charter)


Delaware                           0-4485                        13-3266114
(State or other                (Commission File                (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)



47-05 Metropolitan Avenue, Ridgewood, New York                         11385

(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (718) 417-3770




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Item 5. Other Events

     On July 29, 1999, the Board of Directors of Western Beef, Inc., following receipt of the recommendation of the Special Committee established to consider the matter, authorized the execution and delivery of an Agreement and Plan of Merger by and between Cactus Acquisition, Inc. and Western Beef, Inc. The Agreement and Plan of Merger and press release announcing its execution and delivery are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated by reference herein.


Item 7. Financial Statements and Exhibits



     (a) Financial Statements of businesses acquired:

           None.



     (b) Pro Forma financial information:

           None.



     (c) Exhibits:

           2.1 Agreement and Plan of Merger, dated as of July 29, 1999, by and between Cactus Acquisition, Inc. and Western Beef, Inc.

           99.1  Press Release of Western Beef, Inc. dated July 29, 1999


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WESTERN BEEF, INC.


                                          /s/ Peter Castellana, Jr.
                                       -----------------------------------
                                       Name:  Peter Castellana, Jr.
                                       Title: President

July 29, 1999


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                                  EXHIBIT INDEX

Exhibit
-------

2.1 Agreement and Plan of Merger, dated as of July 29, 1999 by and between Cactus Acquisition, Inc. and Western Beef, Inc.

99.1   Press Release of Western Beef, Inc. dated July 29, 1999


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